THIS DOCUMENT PREPARED BY
AFTER RECORDING RETURN TO:

Beth S. Rubin
Riemer & Braunstein LLP
71 South Wacker Drive, Suite 3515
Chicago, Illinois 60606

Property Address:

98 Doctors Drive
Sylva, North Carolina

FIRST AMENDMENT TO LEASEHOLD DEED OF TRUST,
ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

THIS FIRST AMENDMENT TO LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Amendment”), is made as of this 4th day of May, 2011, by and between G&E HC REIT II SYLVA MOB, LLC, a Delaware limited liability company (“Grantor”), and BANK OF AMERICA, N.A., a national banking association, as agent (“Administrative Agent”), under a Credit Agreement dated as of July 19, 2010 (as amended from time to time, the “Credit Agreement”) among Grantor, each other party which is or becomes a borrower under the Credit Agreement each of whom with Mortgagor are referred to herein individually and collectively as “Borrower”, Administrative Agent and the other lending institutions which become parties to the Credit Agreement (Bank of America, N.A. and the other lending institutions which become parties to the Credit Agreement are collectively referred to as "Lenders” and individually as “Lender”; and Administrative Agent, in such capacity as agent for Lenders, together with its successors and assigns, “Beneficiary”).

WITNESSETH:

WHEREAS, Grantor, by that certain Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of November 15, 2010 in favor of Administrative Agent, which was recorded on November 23, 2010 with the Jackson County, North Carolina Recorder of Deeds at Book 1874, Page 292 (the “Deed of Trust”), granted, conveyed, transferred and assigned to Trustee, for the benefit of Beneficiary, certain real property located in Sylva, Jackson County, North Carolina, as more particularly described on Exhibit A attached hereto and made a part hereof (the “Land”), to secure certain indebtedness (the “Loan”); and

WHEREAS, the Loan is evidenced by those certain Promissory Notes made by Borrower payable to the order of the applicable Lender in the aggregate original principal amount of Twenty Five Million and No/100 Dollars ($25,000,000.00) (as amended from time to time, collectively, the "Note”); and

WHEREAS, Grantor has requested certain modifications to the Credit Agreement, the Note and certain other Loan Documents (as defined in the Deed of Trust), all as set forth in that certain First Amendment to Credit Agreement and Related Loan Documents dated as of the date hereof by and between Borrower and Administrative Agent (the “First Amendment to Credit Agreement”), and in that certain Amended and Restated Promissory Note dated as of the date hereof made by Borrower to the order of the applicable Lender (the “Amended and Restated Note”); and

WHEREAS, Grantor and Beneficiary desire to execute and deliver this Amendment to reflect such modifications to the Deed of Trust all as set forth in the First Amendment to Credit Agreement, and as more particularly described herein.

NOW THEREFORE, for and in consideration of the recitals set forth above and made a part hereof, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned do hereby agree as follows:

1. Capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Deed of Trust.

2. The definition of “Note” is hereby amended and restated in its entirety as follows:

""Note” means, singly and collectively, those certain Promissory Notes, each dated July 19, 2010 made by Borrower and payable, respectively, to the order of each Lender in the principal face amount of that Lender’s Commitment, such Note being in the aggregate original principal amount of Twenty Five Million and No/100 Dollars ($25,000,000.00), as amended and restated pursuant to that certain Amended and Restated Promissory Note dated May 4, 2011 made by Borrower and payable, respectively, to the order of Administrative Agent as a Lender in the principal amount of that Lender’s Commitment, as such amount is increased pursuant to those certain Amended and Restated Promissory Note and the First Amendment to Credit Agreement, such Note being in the aggregate original principal amount of Forty Five Million and No/100 Dollars ($45,000,000.00), bearing interest as provided in the Credit Agreement, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.”

3. The penultimate sentence of Section 2.1 of the Deed of Trust is hereby amended and restated in its entirety as follows:

“The present amount of obligations to be secured by this Deed of Trust is Forty Five Million and No/100 Dollars ($45,000,000.00), and the maximum principal amount, including present and future obligations, that may be secured by this Deed of Trust at any one time is Forty Five Million and No/100 Dollars ($45,000,000.00).”

4. The reference in Section 19.6 of the Deed of Trust to the total indebtedness secured by the Deed of Trust as “Twenty Five Million and No/100 Dollars ($25,000,000.00)” is hereby deleted and replaced with “Forty Five Million and No/100 Dollars ($45,000,000.00)”.

5. The parties hereto agree that the terms “Credit Agreement”, “Note” and “Loan Documents”, each as used in the Deed of Trust and the other Loan Documents, shall mean the Credit Agreement, the Note and the Loan Documents, respectively, each as amended by this Amendment, the First Amendment to Credit Agreement and the Amended and Restated Promissory Note.

6. Except as expressly modified and amended hereby, the Deed of Trust shall continue in full force and effect and, as thus modified and amended, is hereby ratified, confirmed and approved. This Amendment applies to, inures to the benefit of and is binding on the parties hereto, and their respective successors and assigns.

7. This Amendment may be executed in multiple counterparts all of which taken together shall constitute one executed original.

8. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GRANTOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AMEDNMENT OR THE DEED OF TRUST MAY BE TRIED AND DETERMINED IN THE STATE AND FEDERAL COURT LOCATED IN THE COUNTY OF COOK, STATE OF ILLINOIS OR, AT THE SOLE OPTION OF BENEFICIARY, IN ANY OTHER COURT IN WHICH BENEFICIARY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, EXCEPT THAT ANY ACTION TO FORECLOSE THE DEED OF TRUST, TO OBTAIN POSSESSION OF THE PROPERTY, TO HAVE A RECEIVER OR KEEPER APPOINTED FOR THE PROPERTY OR TO ENFORCE ANY OTHER REMEDY HEREIN AFFECTING THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, INJUNCTIVE RELIEF, MAY BE BROUGHT, AT THE SOLE OPTION OF BENEFICIARY, IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF TEXAS. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GRANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GRANTOR HEREBY WAIVES PERSONAL SERVICE OF PROCESS UPON GRANTOR, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO GRANTOR AT THE ADDRESS STATED IN THE DEED OF TRUST AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.

9. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE DEED OF TRUST OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT, THE DEED OF TRUST AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

10. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, Grantor and Administrative Agent have caused this Amendment to be executed under seal as of the day and year first written above.

GRANTOR:

G&E HC REIT II SYLVA MOB, LLC,
a Delaware limited liability company

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole Member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its general partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §	SS.

On April 28, 2011 before me, P.C. Han, Notary Public, personally appeared Danny Prosky, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: /s/ P.C. Han (Seal)

IN WITNESS WHEREOF, Grantor and Administrative Agent have caused this Amendment to be executed under seal as of the day and year first written above.

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
a national banking association

By: /s/ Christopher A. Thangaraj
Name: Christopher A. Thangaraj
Its: Vice President

Cook County, State of Illinois

I certify that the following person(s) personally appeared before me this day, and each acknowledging to me that he or she signed the foregoing document: Christopher A. Thangaraj [name(s) of principal(s)]

Date: April 29, 2011

/s/ Ckeotre A Roca-Dawson
Notary Public
Printed Name: Ckeotre A Roca-Dawson

My commission expires: June 17, 2014

(Official Seal)